EXHIBIT 99.10



                                                   Computational Materials For
                          Countrywide Asset-Backed Certificates, Series 2004-4

==============================================================================

                                                          Group 2

                                    ARM and Fixed                          $350,008,026
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                            Initial Periodic Rate Cap                        (Excludes 293 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                    $1.412.711     10       0.49   $141,271   8.219   357.90  573   80.1
1.429                      $300,000      1       0.1.   $300,000   6.990   357.90  752   80.0
1.500                  $172,801,888    648      59.64   $266,670   6.918   359.32  612   79.7
2.000                    11,890,743     50       4.10   $237,815   6.115   358.50  657   81.1
3.000                  $102,738,819    625      35.46   $164,382   7.222   359.07  614   81.5
6.000                      $139,860      1       0.05   $139,860   5.990   359.00  688   79.5
7.000                      $448,225      2       0.15   $224,113   7.079   360.00  550   77.2
--------------------------------------------------------------------------------------------------------------------------------
                       $289,732,246  1,337     100.00   $216,703   6.999   359.19  615   80.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                            Subsequent Periodic Rate Cap                      (Excludes 293 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE    LOANS     TOTAL    BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                  $102,359,928    608      35.33   $168,355   7.133   359.07  619   81.5
1.500                  $187,008,264    727      64.55   $257,233   6.926   359.25  612   79.7
2.000                      $188,873      1       0.07   $188,873   7.990   359.00  662   95.0
3.000                      $175,182      1       0.06   $175,182   6.500   358.00  603   90.0
--------------------------------------------------------------------------------------------------------------------------------
                       $289,732,246  1,337     100.00   $216,703   6.999   359.19  615   80.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                            Range of Lifetime Rate Floor                     (Excludes 293 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                           CURRENT    # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION                BALANCE    LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000              $112,950      1       0.04   $112,960   5.750   360.00  699   80.0
3.001 - 4.000              $943,397      3       0.33   $314,466   6.456   358.88  607   81.8
4.001 - 5.000            $6,550,787     20       2.26   $327,539   5.100   359.26  676   76.0
5.001 - 6.000           $56,081,041    197      19.36   $284,675   5.718   359.35  676   77.8
6.001 - 7.000          $111,315,248    423      38.42   $263,157   6.593   359.24  646   79.2
7.001 - 8.000           $65,033,757    348      22.45   $188,879   7.557   359.17  623   81.7
8.001 - 9.000           $33,567,225    215      11.59   $156,127   8.541   358.99  598   84.9
9.001 - 10.000          $12,727,870    105       4.39   $121,218   9.490   359.05  580   82.9
> 10.000                 $3,399,972     25       1.17   $135,999  10.082   357.57  582   89.4
--------------------------------------------------------------------------------------------------------------------------------
                       $289,732,246  1,337     100.00   $216,703   6.999   359.19  615   80.4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date                    (Excludes 293 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
11/04                      $103,256      1       0.04   $103,256  10.250   344.00  513   80.0
02/05                      $138,726      1       0.05.  $138,726   7.990   347.00  477   80.0
08/05                      $216,223      1       0.07   $216,223   9.625   353.00  598   61.3






================================================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received  or  reviewed  the  statement.  If you have not  received  the  statement,  call your  Countrywide  Securities  account representative for another copy. The collateral  information set forth in the Computational  Materials supersedes any previously distributed  collateral  information  relating to the securities  discussed in this  communication and will be superseded by the information set forth in the final offering materials.


                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 2

                                    ARM and Fixed                      $350,008,026
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date                (Excludes 293 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
09/05                      $830,401      6       0.29   $138,400   8.057   354.58  598   85.8
10/05                      $970,305      7       0.33   $138,615   7.839   355.18  584   77.0
11/05                    $1,729,693     10       0.60   $172,969   7.413   356.00  646   82.8
12/05                    $6,083,346     38       2.10   $160,088   7.397   357.07  629   87.6
01/06                   $21,613,806    116       7.46   $186,326   7.040   358.01  631   82.1
02/06                   $29,489,457    176      10.18   $167,554   7.090   359.00  626   82.5
03/06                   $30,653,367    148      10.58   $207,117   6.827   360.00  616   78.4
04/06                    $3,148,100      8       1.09   $393,513   5.932   360.00  633   72.8
06/06                       $54,638      1       0.02    $54,638   9.500   351.00  567   90.0
07/06                      $200,880      2       0.07   $100,440   7.955   352.00  578   79.5
09/06                      $721,990      3       0.25   $240,663   9.000   354.38  576   87.4
10/06                    $2,603,431     11       0.90   $236,676   8.073   355.15  551   79.6
11/06                    $1,791,920     10       0.62   $179,192   7.454   356.27  647   80.7
12/06                    $5,375,607     25       1.86   $215,024   6.999   357.03  640   80.3
01/07                   $24,758,310     95       8.55   $260,614   6.937   358.03  635   82.7
02/07                   $37,333,258    158      12.89   $236,286   6.835   359.09  626   79.8
03/07                   $95,459,394    425      32.95   $224,610   7.033   360.00  599   79.2
04/07                   $26,456,138     95       9.13   $278,486   6.934   360.00  602   80.9
--------------------------------------------------------------------------------------------------------------------------------
                       $289,732,246  1,337     100.00  $216,703   6.999   359.19  615   80.4
--------------------------------------------------------------------------------------------------------------------------------







==============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755

                                                      Detailed Report

Summary of Loans in Statistical Calculation Pool                                                            Range
(As of Calculation Date)                                                                                    -----

Total Number of Loans                                                          1,228
Total Outstanding Balance                                               $282,729,755
Average Loan Balance                                                        $230,236               $35,923  to  $1,000,000
WA Mortgage Rate                                                              6.996%                4.625%  to  11.500%
Net WAC                                                                       6.487%                4.116%  to  10.991%
ARM Characteristics
         WA Gross Margin                                                      6.636%                2.250%  to  11.500%
         WA Months to First Roll                                                  31                     1  to  36
         WA First Periodic Cap                                                 2.024                1.000%  to  6.000%
         WA Subsequent Periodic Cap                                           1.332%                1.000%  to  3.000%
         WA Lifetime Cap                                                     13.758%               10.625%  to  18.375%
         WA Lifetime Floor                                                    6.984%                2.250%  to  11.500%
WA Original Term (months)                                                        359                   120  to  360
WA Remaining Term (months)                                                       358                   117  to  360
WA LTV                                                                        84.28%                25.64%  to  100.00%
   Percentage of Pool with CLTV > 100%                                         0.00%
WA FICO                                                                          663
WA DTI%
Secured by (% of pool)              1st Liens                                100.00%
                                    2nd Liens                                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)                              79.43%




--------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:      Top 5 Prop:         Doc Types:       Purpose Codes       Occ Codes          Grades        Orig PP. Term
   -------------      -----------         ----------       -------------       ---------          ------        -------------

CA        49.04%    SFR       78.19%   STATED    58.93%   RCO      48.26%    OO        98.79%   A       91.21%   0       20.57%
FL         5.11%    PUD       14.36%   FULL      41.07%   PUR      44.21%    INV        0.77%   A-       3.14%   6        0.08%
MI         5.08%    CND        5.91%                      RNC      7..53%    2H         0.44%   B        3.53%   12       8.58%
CO         4.02%    2T4        1.42%                                                            C        1.82%   24      24.84%
IL         3.65%    CNDP       0.10%                                                            C-       0.22%   36      43.80%
                                                                                                D        0.07%   60       2.12%





--------------------------------------------------------------------------------------------------------------------------------






===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                        Description
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                  $447,751      1       0.17   $477,751   6.750   355.00  621   75.0
2/28 LIBOR               $56,255,033    321      19.90   $175,249   7.348   358.99  627   85.9
2/28 LIBOR -10           $33,817,358    121      11.96   $279,482   6.618   358.47  660   83.1
3/27 LIBOR              $100,265,700    466      35.46   $215,162   7.167   359.73  617   84.5
3/27 LIBOR - 10          $70,016,461    226      24.76   $309,807   6.655   359.16  645   84.5
FIXED 10YR                   $37,225      1       0.01   $37,225    8.726   117.00  643   85.0
FIXED 15YR                $1,051,041      5       0.37   $210,208   6.533   178.58  628   75.8
FIXED 20YR                  $450,504      4       0.16   $112,626   7.537   239.08  644   70.9
FIXED 30YR               $15,264,876     67       5.40   $227,834   7.017   359.40  633   80.8
FIXED 30YR - CC             $875,200      2       0.31   $437,600   6.239   360.00  729   80.0
FIXED 30YR - 10           $4,023,211     12       1.42   $335,268   6.941   358.95  656   81.7
FIXED 30/15 BALLN           $195,395      2       0.07   $97,697    9.195   162.36  608   75.4
--------------------------------------------------------------------------------------------------------------------------------
                        $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                        Description
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
ARM 360                $260,832,303  1,135      92.25   $229,808   6.997   359.25  632   84.6
Fixed 120                   $37,225      1       0.01    $37,225   8.726   117.00  643   85.0
Fixed 180                $1,246,436      7       0.44   $178,062   6.951   176.04  625   75.8
Fixed 240                  $450,504      4       0.16   $112,626   7.537   239.08  644   70.9
Fixed 360               $20,163,287     81       7.13   $248,929   6.968   359.34  642   80.9
--------------------------------------------------------------------------------------------------------------------------------
                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                            CURRENT      # OF      % OF   AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00        $808,965    18       0.29   $44,942    8.926   341.83  600   76.6
$50,000.01 - $75,000.00      $4,116,043    64       1.46   $64,313    8.647   359.45  594   80.3
$75,000.01 - $100,000.00     $8,299,151    92       2.94   $90,208    7.795   350.50  618   82.3
$100,000.01 - $150,000.00   $29,979,505   238      10.60   $125,964   7.587   357.44  618   85.0
$150,000.01 - $200,000.00   $34,458,482   200      12.19   $172,292   7.355   357.67  628   86.6
$200,000.01 - $250,000.00   $29,792,651   133      10.54   $224,005   7.114   359.10  627   84.0
$250,000.01 - $300,000.00   $29,869,613   109      10.56   $274,033   6.958   359.11  636   83.7
$300,000.01 - $350,000.00   $34,319,676   104      12.14   $329,997   6.823   359.20  640   85.0
$350,000.01 - $400,000.00   $56,140,298   150      19.86   $374,269   6.696   359.37  644   84.0
$400,000.01 - $450,000.00   $27,845,898    66       9.85   $421,908   6.556   359.36  641   85.2
$450,000.01 - $500,000.00   $18,545,074    39       6.56   $475,515   6.545   359.46  630   82.8
$500,000.01 - $550,000.00    $5,258,399    10       1.86   $525,840   6.752   359.69  643   84.7
$550,000.01 - $600,000.00    $2,296,000     4       0.81   $574,000   6.157   314.53  646   81.0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------






===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
> $900,000.00            $1,000,000      1       0.35   $100,000   6.000   360.00  623   45.5
--------------------------------------------------------------------------------------------------------------------------------
                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           State
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
AL                       $1,147,706     10       0.41   $114,771   8.348   359.17  598   89.8
AR                         $525,955      4       0.19   $131,489   8.400   360.00  580   84.0
AZ                       $3,517,128     22       1.24   $159,869   6.983   359.23  642   84.5
CA                     $138,664,175    432      49.04   $320,982   6.566   359.40  645   82.8
CO                      $11,373,855     51       4.02   $223,017   6.781   357.67  650   83.6
CT                       $2,265,439     11       0.80   $205,949   7.959   359.66  576   85.2
DE                         $387,149      1       0.14   $387,149   5.500   358.00  764   80.0
FL                      $14,461,376     78       5.11   $185,402   7.563   358.18  629   86.5
GA                       $5,889,865     33       2.08   $178,481   7.537   352.31  632   83.3
IA                         $593,605      5       0.21   $118,721   8.269   360.00  609   89.4
ID                         $392,000      2       0.14   $196,000   7.393   360.00  600   91.3
IL                      $10,312,833     50       3.65   $206,257   7.452   354.47  617   86.8
IN                         $622,192      7       0.22   $88,885    7.504   359.63  607   85.2
KS                       $1,273,111     10       0.45   $127,311   7.828   358.67  625   87.5
KY                       $1,045,828      9       0.37   $116,203   7.849   343.09  629   88.5
LA                         $810,476      4       0.29   $202,619   7.690   343.31  586   84.4
MA                       $5,936,389     25       2.10   $237,456   7.016   359.45  599   83.3
MD                       $5,884,011     25       2.08   $235,360   7.422   359.48  602   86.1
ME                         $206,805      1       0.07   $206,805   6.300   359.00  662   95.0
MI                      $14,367,258    102       5.08   $140,855   7.644   359.21  611   86.5
MN                       $2,839,257     17       1.00   $167,015   7.684   359.08  612   85.8
MO                        $6212,717     45       2.20   $138,060   7.634   359.41  619   87.4
MS                         $368,700      4       0.13   $92,175    8.054   359.72  623   90.0
MT                          $73,010      1       0.03   $73,010   10.395   358.00  534   85.0
NC                       $2,919,068     16       1.03   $182,442   7.720   259.21  633   89.9
NE                         $170,000      1       0.06   $170,000   7.500   360.00  611   100.0
NH                         $771,750      4       0.27   $192,938   8.716   360.00  606   90.6
NJ                       $6,176,901     27       2.18   $228,774   7.544   356.77  594   82.0
NM                         $505,150      3       0.18   $168,383   6.635   360.00  612   86.5
NV                       $5,857,680     25       2.07   $234,307   6.751   359.77  644   78.5
NY                       $7,153,563     25       2.53   $286,143   7.281   359.71  624   82.0
OH                       $2,594,573     18       0.92   $144,143   7.128   358.98  617   87.8
OK                          $47,000      1       0.02   $47,000   10.800   360.00  521   74.1
OR                       $1,670,601      8       0.59   $208,825   6.731   359.28  644   86.6
PA                       $1,210,101      9       0.43   $134,456   7.248   359.44  609   86.4
RI                         $777,260      4       0.27   $194,315   7.205   359.59  588   86.7








===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                           State
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
SC                         $505,835      4       0.18   $126,459   8.718   359.14  621   87.6
SD                         $110,400      1       0.04   $110,400   7.490   360.00  643   80.0
TN                       $2,724,978     20       0.96   $136,249   7.815   358.87  626   90.3
TX                       $6,762,835     43       2.39   $157,275   7.941   358.97  615   87.8
UT                       $1,682,638      9       0.60   $186,960   6.566   359.12  673   90.5
VA                       $6,688,633     32       2.37   $209,020   7.261   357.78  622   86.9
WA                       $3,590,142     17       1.27   $211,185   6.807   358.91  646   86.9
WI                       $1,303,524     10       0.46   $130,352   8.238   358.74  603   91.2
WV                         $239,250      1       0.08   $$239,250  8.500   359.00  564   90.0
WY                          $97,034      1       0.03   $97,034    8.825   358.00  556   90.0

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                 Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
< = 50.00                $2,026,771     13       0.72   155,905$   6.867   359.87  601   42.3
50.01 - 55.00              $767,776      7       0.27   $109,682   7.597   313.69  597   52.4
55.01 - 60.00            $1,559,747      8       0.55   $194,968   6.970   359.70  575   58.3
60.01 - 65.00            $1,762,131      9       0.62   $195,792   6.952   348.52  594   63.6
65.01 - 70.00            $8,511,564     41       3.01   $207,599   6.818   358.62  609   69.1
70.01 - 75.00           $15,885,355     71       5.62   $223,737   7.063   356.86  602   74.0
75.01 - 80.00          $112,748,394    472      39.88   $238,874   6.573   357.93  651   79.7
80.01 - 85.00           $30,655,805    132      10.84   $232,241   7.143   357.57  610   84.3
85.01 - 90.00           $56,458,734    218      19.97   $258,985   7.075   359.34  626   89.6
90.01 - 95.00           $21,004,366     90       7.43   $233,382   7.409   359.38  633   94.4
95.01 - 100.00          $31,349,109    167      11.09   $187,719   7.962   359.17  637   99.7

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                              Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000            $2,693,642     10       0.95   $269,364   4.896   359.68  684   81.3
5.001 - 5.500           $14,325,759     48       5.07   $298,453   5.371   359.46  672   81.0
5.501 - 6.000           $34,703,484    115      12.27   $301,769   5.885   356.40  654   79.9
6.001 - 6.500           $59,016,819    202      20.87   $292,162   6.353   359.07  644   82.2
6.501 - 7.000           $56,593,907    226      20.02   $250,416   6.819   358.30  639   83.4
7.001 - 7.500           $43,158,603    190      15.26   $227,151   7.308   358.37  624   86.0
7.501 - 8.000           $31,900,425    161      11.28   $198,139   7.814   358.71  619   88.6
8..001 - 8.500          $15,214,320     94       5.38   $161,854   8.330   357.94  606   88.1
8.501 - 9.000           $12,986,150     91       4.59   $142,705   8.805   356.62  594   88.1








===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            $6,886,678     47       2.44   $146,525   9.300   356.75  578   88.8
9.501 - 10.000           $3,808,694     30       1.35   $126,956   9.765   359.03  578   89.8
10.001 - 10.5000           $302,190      5       0.11   $60,438   10.389   342.53  564   83.6
10.501 - 11.000            $824,706      6       0.29   $137,451  10.858   359.44  584   89.8
11.001- 11.5000            $314,377      3       0.11   $104,792  11.381   359.79  592   90.2

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                    $221,053,463    985      78.19   $224,420   7.016   378.04  631   84.3
PUD                     $40,597,513    150      14.36   $270,650   6.843   359.16  642   84.0
CND                     $16,703,068     70       5.91   $238,615   6.917   359.15  647   84.6
2T4                      $4,004,716     21       1.42   $190,701   7.563   359.76  602   81.6
CNDP                       $275,500      1       0.10   $275,500   9.125   360.00  702   95.0
3T4                         $95,494      1       0.03   $95,494    8.875   146.00  645   80.0

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
RCO                    $136,454,808    601      48.26   $227,046   7.054   357.42  615   83.1
PUR                    $124,994,235    527      44.21   $237,181   6.919   359.08  656   85.8
RNC                     $21,280,711    100       7.53   $212,807   7.076   358.28  616   83.3

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                     $279,314,779   1,205     98.79   $231,796   6.992   358.30  633   84.3
INV                      $2,179,901     18       0.77   $121,106   7.321   347.49  640   79.0
2H                       $1,235,075      5       0.44   $247,015   7.249   359.97  633   87.6

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3









===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
1 - 120                     $37,225      1       0.01   $37,225    8.726   117.00  643   85.0
121 - 180                $1,246,436      7       0.44   $178,062   6.951   176.04  625   75.8
181 - 300                  $450,504      4       0.16   $112,626   7.537   239.08  644   70.9
301 - 360              $280,995,590  1,216      99.39   $231,082   6.995   359.25  633   84.3

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
STATED INCOME          $166,623,355    637      58.93   $261,575   6.933   358.82  643   82.2
FULL                   $116,106,399    591      41.07   $196,458   7.086   357.37  619   87.2

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
781 - 800                $1,315,490      6       0.47   $219,248   6.186   359.57  789   82.9
761 - 780                $1,884,067      8       0.67   $235,508   6.582   358.85  768   81.6
741 - 760                $4,519,073     20       1.60   $225,954   6.401   358.49  751   82.0
721 - 740                $6,109,240     26       2.16   $234,971   6.445   353.62  729   82.4
701 - 720               $14,717,667     59       5.21   $249,452   6.400   358.11  710   83.3
681 - 700               $18,183,459     72       6.43   $252,548   6.566   359.25  690   84.9
661 - 680               $37,458,603    141      13.25   $265,664   6.638   359.18  670   84.0
641 - 660               $40,599,393    168      14.36   $241,663   6.619   357.73  650   84.5
621 - 640               $44,407,239    177      15.71   $250,888   7.030   358.68  630   85.0
601 - 620               $38,178,621    162      13.50   $235,671   7.133   355.99  611   86.5
581 - 600               $32,462,385    153      11.48   $212,172   7.534   359.37  591   87.4
561 - 580               $19,018,100     93       6.73   $204,496   7.398   357.56  571   82.3
541 - 560               $11,804,100     70       4.18   $168,630   7.603   359.59  550   79.8
521 - 540                $7,900,359     44       2.79   $179,554   7.885   359.24  529   77.4
501 - 520                $3,978,958     27       1.41   $147,369   8.637   359.86  509   76.0
< = 500                    $193,000      2       0.07   $96,500    9.974   360.00  500   65.3

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                           Grade
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
A                      $257,891,471  1,094      91.21   $235,733   6.927   358.20  639   84.8








===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                            Grade
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
A-                       $8,873,676     40       3.14   $221,842   7.578   356.64  589   82.0
B                        $9,990,229     54       3.53   $185,004   7.648   359.57  569   78.6
C                        $5,151,672     35       1.82   $147,191   8.022   359.12  562   75.1
C-                         $624,357      3       0.22   $208,119   8.240   358.39  566   73,0
D                          $198,350      2       0.07   $99,175    7.172   360.00  581   61.8

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
0                       $58,156,255    271      20.57   $214,599   7.530   358.60  617   85.1
6                          $229,214      1       0.08   $229,214   7.750   358.00  640   99.8
12                      $24,263,303     84       8.58   $288,849   6.806   359.12  636   81.9
24                      $70,240,376    315      24.84   $222,985   6.922   358.55  645   84.3
36                     $123,848,943    537      43.80   $230,631   6.841   358.76  632   84.4
60                       $5,991,663     20       2.12   $299,583   6.603   336.01  646   82.1

                       $282,729,755  1,228     100.00   $230,236   6.996   358.22  633   84.3



--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Months to Roll                     (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                 WA       CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION      MTR      BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
0 - 6            1         $477,751      1       0.18   $477,751   6.750   355.00  621   75.0
13 - 18          17        $401,629      3       0.15   $133,876   8.115   353.11  579   90.4
19 - 24          23     $89,773,691    440      34.42   $204,031   7.070   358.81  640   84.8
25 - 31          30        $543,175      3       0.21   $181,058   8.046   354.42  599   91.6
32 - 37          36    $169,636,057    688      65.04   $246,564   6.953   359.52  629   84.5

                       $260,832,303  1,135     100.00   $229,808   6.997   359.25  633   84.6



--------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Margin                         (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000              $326,539      2       0.13   $163,269   8.169   358.00  629   89.2
3.001 - 4.000            $2,448,391      9       0.94   $272,043   5.413   358.74  669   78.4
4.001 - 5.000           $28,517,914     83      10.93   $343,589   5.640   359.42  664   80.0
5.001 - 6.000           $64,589,405    213      24.76   $303,237   6.416   359.25  650   82.4
6.001 - 7.000           $72,630,629    288      27.85   $252,190   6.961   359.11  630   84.5
7.001 - 8000            $46,213,470    235      17.72   $196,653   7.454   359.29  624   87.0
8.001 - 9.000           $37,663,714    239      14.44   $157,589   8.095   359.38  604   88.7










===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Margin                        (Excludes 93 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000           $7,338,231     53       2.81   $138,457   9.131   359.22  570   88.0
10.001 - 11.000            $944,009     12       0.36   $78,667   10.607   358.97  547   82.6
11.001 - 12.000            $160,000      1       0.06   $160,000  11.500   360.00  659   100.0
--------------------------------------------------------------------------------------------------------------------------------
6,636                  $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Maximum Rates                     (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000          $2,573,059     12       0.99   214,422$   5.385   359.63  697   81.3
11.001 - 11.500          $3,349,650     15       1.28   $223,310   5.556   359.60  669   82.0
11.501 - 12.000          $7,294,408     34       2.80   $214,541   5.800   359.29  654   82.0
12.001 - 12.500         $20,453,122     76       7.84   $269,120   5.851   359.29  669   81.6
12.501 - 13.000         $34,563,627    122      13.25   $283,308   6.107   359.34  646   79.8
13.001 - 13.500         $51,693,989    196      19.82   $263,745   6.544   359.37  634   83.2
13.501 - 14.000         $52,363,741    214      20.08   $244,690   6.971   359.06  637   84.6
14.001 - 14.500         $34,275,052    143      13.14   $239,686   7.441   359.17  623   87.3
14.501 - 15.000         $25,373,005    127       9.73   $199,787   7.966   359.32  612   89.2
15.001 - 15.500         $11,156,014     69       4.28   $161,681   8.482   359.27  596   87.2
15.501 - 16.000          $9,011,993     63       3.46   $143,048   8.852   358.93  592   89.7
16.001 - 16.500          $4,456,006     33       1.71   $135,030   9.286   359.36  587   90.3
16.501 - 17.000          $2,983,003     20       1.14   $149,150   9.806   359.09  581   90.7
17.001 - 17.500            $372,928      4       0.14   $93,232   10.868   359.39  596   90.0
17.501 - 18.000            $824,706      6       0.32   $137,451  10.858   359.44  584   89.8
18.001 - 18.500             $88,000      1       0.03   $11,375   11.375   360.00  500   80.0
--------------------------------------------------------------------------------------------------------------------------------
13,758                 $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                 Initial Periodic Rate Cap                    (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                    $1,847,639     10       0.71   $184,764   7.449   358.94  572   82.0
1.500                  $160,496,454    573      61.53   $280,099   6.928   359.44  630   84.4
2.000                   $11,371,650     46       4.36   $247,210   6.516   358.04  679   82.5
3.000                   $86,384,676    503      33.12   $171,739   7.178   359.05  632   85.2
 .020                      $220,500      1       0.08   $220,500   7.755   360.00  621   80.6
5.000                      $251,485      1       0.10   $251,485   5.875   358.00  648   80.0
6.000                      $259,900      1       0.10   $259,900   7.375   358.00  570   100.0
--------------------------------------------------------------------------------------------------------------------------------
                       $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------







===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                Subsequent Periodic Rate Cap                   (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
1.000                   $88,137,199    492      33.79   $179,141   7.122   359.01  637   84.9
1.250                      $259,900      1       0.10   $259,900   7.375   358.00  570   100.0
1.500                  $172,150,404    640      66.00   $268,985   6.930   359.37  630   84.4
2.000                      $148,000      1       0.06   $148,000   8.875   358.00  581   100.0
3.000                      $148,800      1       0.05   $136,800   6.875   360.00  541   80.0
--------------------------------------------------------------------------------------------------------------------------------
                       $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Lifetime Rate Floor                 (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000              $311,739      2       0.12   $155,869   6.975   358.93  678   90.7
3.001 - 4.000              $294,400      2       0.11   $147,200   7.698   358.91  660   78.9
4.001 - 5.000            $2,846,431     11       1.09   $258,766   4.948   359.64  687   81.8
5.001 - 6.000            $45,263487    151      17.35   $299,758   5.724   359.39  658   80.2
6.001 - 7.000          $106,421,059    402      40.80   $264,729   6.598   359.19  641   83.3
7.001 - 8.000           $68,442,950    317      26.24   $215,908   7.526   359.27  620   87.3
8.001 - 9.000           $26,149,140    167      10.03   $156,582   8.550   359.09  600   88.6
9.001 - 10.000           $9,769,500     71       3.75   $137,599   9.411   359.26  579   89.3
> 10.000                 $1,333,596     12       0.51   $111,133  10.882   359.42  582   89.6
--------------------------------------------------------------------------------------------------------------------------------
                       $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date                (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
04/04                      $477,751      1       0.18   $477,751   6.750   355.00  621   75.0
06/05                      $119,310      1       0.05   $119,310   8.375   351.00  587   100.0
09/05                      $655,610      4       0.25   $163,903   8.681   354.57  561   80.3
10/05                    $1,057,303      6       0.41   $176,217   8.140   355.28  626   84.8
11/05                    $2,316,215     11       0.89   $210,565   7.114   356.18  652   84.9
12/05                    $6,023,958     28       2.31   $215,141   7.256   357.05  642   87.2
01/06                   $23,045,050    108       8.84   $213,380   7.014   358.01  655   84.0
02/06                   $27,798,205    157      10.66   $177,059   7.118   359.01  636   85.0
03/06                   $24,840,268    116       9.52   $214,140   6.938   360.00  631   85.2
04/06                    $4,319,400     12       1.66   $359,950   7.099   360.00  631   82.6
09/06                      $316,631      1       0.12   $316,631   7.750   354.00  621   100.0
10/06                      $485,350      4       0.19   $121,337   9.246   355.53  569   86.6
11/06                    $1,100,655      4       0.42   $275,164   8.035   356.14  627   95.1
12/06                    $4,315,919     16       1.65   $269,745   6.694   357.00  654   79.3
01/07                   $18,361,090     68       7.04   $270,016   6.860   358.03  649   84.2
02/07                   $29,251,138    127      11.21   $230,324   6.876   359.08  635   83.2









===============================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                                                                     Computational Materials For
                                                                            Countrywide Asset-Backed Certificates, Series 2004-4

================================================================================================================================
                                                          Group 3

                                    ARM and Fixed                      $282,729,755
                                                      Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                               Next Interest Adjustment Date                                  (Excludes 93 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF      % OF    AVERAGE   GROSS    REMG.         ORIG
DESCRIPTION               BALANCE     LOANS     TOTAL   BALANCE   WAC      TERM    FICO  LTV
--------------------------------------------------------------------------------------------------------------------------------
03/07                   $98,068,410    385      34.15   $231,347   7.004   360.00  624   85.2
04/07                   $27,280,040     86      10.46   $317,210   6.898   360.00  620   84.0
--------------------------------------------------------------------------------------------------------------------------------
                       $260,832,303  1,135     100.00   $229,808   6.997   359.25  632   84.6
--------------------------------------------------------------------------------------------------------------------------------








===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.